FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): January 26, 2001
                                                            ----------------


                       UNITED STATES CELLULAR CORPORATION
                       ----------------------------------
            (Exact name of registrant as specified in its charter)




           Delaware                      1-9712                   62-1147325
           --------                      ------                   -----------
        (State or other                (Commission               (IRS Employer
        jurisdiction of                File Number)              Identification
        incorporation)                                           No.)





    8410 West Bryn Mawr, Suite 700, Chicago, Illinois                  60631
    -------------------------------------------------                  ------
       (Address of principal executive offices)                      (Zip Code)

           Registrant's telephone number, including area code:  (773) 399-8900


                                 Not Applicable
                                 --------------
            (Former name or former address, if changed since last report)

         Item 5.  Other Events.
                  -------------

     United States Cellular Corporation announced that Black Crow Wireless L.P. was the high bidder for 17 licenses in 13 markets in the recent Federal Communications Commission C and F block broadband PCS spectrum auction that concluded on January 26, 2001.


         This Current Report on Form 8-K is being filed for the purpose of filing the news release issued by U.S. Cellular on January 26, 2001 relating to such announcement as an exhibit.


         Item 7.   Financial Statements and Exhibits
                   ---------------------------------

        Exhibits
        --------

         The exhibits  accompanying  this report are listed in the  accompanying
         Exhibit Index.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.




United States Cellular Corporation
(Registrant)

Date:    February 2, 2001


By:  /s/  John T. Quille
     --------------------------
     John T. Quille
     Vice President and Controller
     (Principal Accounting Officer)

                                  EXHIBIT INDEX


Exhibit Number                              Description of Exhibit
--------------                              ----------------------

99.1 United States Cellular Corporation's Press Release announcing Black Crow Wireless being the high bidder for 17 licenses in recent C and F block broadband PCS spectrum auction, dated January 26, 2001.